Equity (Tables)	12 Months Ended
Mar. 31, 2019
Disclosure Of Equity [Abstract]
Summary of Dividend Payout

Effective from Financial Year 2018, the Company's policy is to payout up to 70% of the free cash flow of the corresponding Financial Year in such manner (including by way of dividend and / or share buyback) as may be decided by the Board from time to time, subject to applicable laws and requisite approvals, if any. Free cash flow is defined as net cash provided by operating activities less capital expenditure as per the consolidated statement of cash flows prepared under IFRS. Dividend payout includes dividend distribution tax.

The following table provides details of per share dividend recognized during fiscal 2019, 2018 and 2017:

	Fiscal 2019	Fiscal 2018	Fiscal 2017
Dividend per Equity Share (₹)(2)
Interim dividend(3)	7.00	6.50	5.50
Final dividend(4)	10.25	7.38	7.13
Special dividend(5)	9.00	—	—
Dividend per Equity Share/ADS ($) (1)(2)
Interim dividend(3)	0.10	0.10	0.09
Final dividend(4)	0.16	0.12	0.11
Special dividend(5)	0.14	—	—

(1)	Converted at the monthly exchange rate in the month of declaration of dividend.
(2)	Adjusted for September 2018 bonus share issue, wherever applicable.
(3)	Represents interim dividend for the respective fiscal year
(4)	Represents final dividend for the preceding fiscal year
(5)

Represents special dividend of ₹5/- per share (approximately $0.08 per share) declared in fiscal 2018 and special dividend of `4/- per equity share (approximately $0.06 per share) declared in fiscal 2019.